EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Carnegie Development INC. (the “Company”) for the period ended 30th September 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Timothy Barton, as Principal Executive Officer of the Company, and Robert W. Bueker as Principal Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2020	/s/ Timothy Barton
Timothy Barton
President
Principal Executive Officer

/s/ Robert W. Bueker
Robert W. Bueker
Principal Financial Officer